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                                                                EXHIBIT 21.01


LIST OF SUBSIDIARIES

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
Brierbrook Partners, L.L.C.                                           Tennessee
Cooper, L.L.C.                                                        Delaware
Cooper Holdings, L.L.C.                                               Florida
Hospital Affiliates Development Corp.                                 Indiana
HOSH Real Estate Partners, L.P.                                       Texas
Windrose 310 Properties, L.L.C.                                       Tennessee
Windrose 4475 Sierra Properties, L.L.C.                               Virginia
Windrose Biltmore Properties, L.L.C.                                  Virginia
Windrose Central Medical Properties, L.L.C.                           Delaware
Windrose Central II Medical Properties, L.L.C.                        Virginia
Windrose Central Medical III Properties, L.L.C.                       Virginia
Windrose Copley Properties, L.L.C.                                    Virginia
Windrose Coral Springs Properties, L.L.C.                             Virginia
Windrose East West Properties, L.L.C.                                 Virginia
Windrose Gwinnett I Properties, L.L.C                                 Virginia
Windrose Gwinnett II Properties, L.L.C                                Virginia
Windrose Johns Creek I Properties, L.L.C.                             Virginia
Windrose Johns Creek II Properties, L.L.C.                            Virginia
Windrose Johns Creek III Properties, L.L.C.                           Virginia
Windrose Medical Properties, L.P.                                     Virginia
Windrose Medical Properties Management, L.L.C.                        Virginia
Windrose Medical Properties Trust                                     Maryland
Windrose Morningside Properties, L.L.C.                               Virginia
Windrose Mount Vernon Properties, L.L.C.                              Virginia
Windrose Ocala Urology Properties, L.L.C.                             Virginia
Windrose Park Medical Properties, L.L.C.                              Virginia
Windrose Partell Medical Center, L.L.C.                               Virginia
Windrose SPE Mount Vernon Properties, Inc.                            Georgia
Windrose St. Mary's Medical Professional Building, L.L.C.             Virginia
Windrose Winn Way Properties, L.L.C.                                  Virginia
WMPT Bellaire, L.P.                                                   Virginia
WMPT Bellaire Properties, L.L.C.                                      Virginia
WMPT Bellaire HP, L.P.                                                Virginia
WMPT Bellaire HP Properties, L.L.C.                                   Virginia
WMPT Bellaire POB, L.P.                                               Virginia
WMPT Bellaire POB Properties, L.L.C.                                  Virginia
WMPT Gateway, L.P.                                                    Virginia
WMPT Gateway Properties, L.L.C.                                       Virginia
WMPT Pearland, L.P.                                                   Virginia
WMPT Pearland Properties, L.L.C.                                      Virginia
WMPT Pearland II, L.P.                                                Virginia
WMPT Pearland II Properties, L.L.C.                                   Virginia
WMPT Sacramento, L.P.                                                 Virginia
WMPT Sacramento Properties, L.L.C.                                    Virginia
WMPT Stone Oak, L.P.                                                  Virginia
WMPT Stone Oak Properties, L.L.C.                                     Virginia
WMPT Tomball, L.P.                                                    Virginia
WMPT Tomball Properties, L.L.C.                                       Virginia
WMPT Trinity, L.P.                                                    Virginia
WMPT Trinity Properties, L.L.C.                                       Virginia

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